UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 17, 2020

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, No Par Value	SKYW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.04—TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On February 20, 2020, SkyWest, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that it had elected to change the recordkeeper and trustee for the SkyWest, Inc. Employees’ Retirement Plan (the “Plan”). As previously reported, as a result of this change, there will be a blackout period in which Plan participants and beneficiaries temporarily will be unable to obtain a loan or distribution or direct or diversify their Plan investments, including investments in the Company’s common stock held in the Plan. This period of restriction is necessary in order to transfer Plan account information and Plan assets from Wells Fargo Bank, N.A. to Charles Schwab Trust Bank, the new recordkeeper and trustee. The blackout period was expected to begin at 4:00 p.m. Eastern time on March 17, 2020, and end during the week of April 19, 2020 (the “Blackout Period”).

On March 17, 2020, the Company sent an updated notice regarding the Blackout Period (the “Updated D&O Notice”) to its directors and Section 16 officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended, notifying them that due to ongoing market volatility as a result of the coronavirus (COVID-19), the transition to the new recordkeeper and trustee for the Plan is being delayed for a minimum of 30 days, and as a result, the Blackout Period will also be delayed for at least 30 days. The Updated D&O Notice updated the notice sent by the Company on February 17, 2020. An additional notice will be circulated when the timing of the revised Blackout Period is known.

The foregoing description of the Updated D&O Notice does not purport to be complete and is qualified in its entirety by reference to the complete text of the Updated D&O Notice, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Title of Document
99.1	Updated Notice from the SkyWest, Inc. Employees’ Retirement Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: March 17, 2020	By	/s/ Eric J. Woodward

Eric J. Woodward, Chief Accounting Officer